UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: August 31

Date of reporting period: February 28, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

February 28, 2010

Semi-Annual Report

Legg Mason

ClearBridge

Aggressive

Growth

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Aggressive Growth Fund

Fund objective

The Fund seeks capital appreciation.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Aggressive Growth Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason ClearBridge Aggressive Growth Fund for the six-month reporting period ended February 28, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 26, 2010

Legg Mason ClearBridge Aggressive Growth Fund	III

Investment commentary

Economic review

The lengthiest recession since the Great Depression finally appeared to have ended during the reporting period.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”) i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP data started to meaningfully improve, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through February 2010 as well. January’s PMI reading of 58.4 was its highest level since August 2004. Manufacturing then took a modest step backward in February as the PMI was 56.5.

While the housing market has shown signs of life, a continued large inventory of unsold homes could lead to a choppy recovery. At the end of February 2010, there was an 8.6 month supply of unsold homes, up from a 7.8 month supply the prior month. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the seventh straight month in December (on a seasonally-adjusted basis). However, according to the National Association of Realtors, existing home sales fell by 16.2% in December 2009, 7.2% in January 2010 and 0.6% in February. December’s decline was not surprising, given sales had moved higher in November as first-time home buyers rushed to complete sales before the original November deadline for the government’s $8,000 tax credit. However, with the government extending this tax credit until the end of April 2010, January’s and February’s sales declines were disappointing.

One area that remained weak — and could potentially jeopardize the economic recovery — was the labor market. While monthly job losses have moderated compared to the first quarter of 2009, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% for November and December and subsequently declined to 9.7% in January, where it also remained at the end of February. However, according to revised U.S. Department of Labor figures, roughly 600,000 more jobs were lost in 2009 than previously reported. In addition, 8.4 million jobs have been lost since the recession officially began in December 2007.

Financial market overview

Compared to the last three months of 2008, which were characterized by upheaval in the financial markets, periods of extreme volatility, illiquidity and heightened risk aversion, the six-month period ended February 28, 2010 was largely a return to more normal conditions and increased investor risk appetite. In the U.S. equity market, stock prices, as measured by the S&P 500 Indexiv (the “Index”), rose during four of the six months of the reporting period.

While economic news often surprised on the upside during the reporting period, incoming economic data did not suggest a dramatic rebound in growth in 2010. Given this, the Federal Reserve Board (“Fed”)v kept the federal funds rate vi in a range of 0 to 1/4 percent during each of its four meetings during the period. At its meeting in March 2010 (subsequent to the close of the reporting period), the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also expects to end its $1.25 trillion mortgage securities purchase program by the end of the first quarter of 2010.

IV	Legg Mason ClearBridge Aggressive Growth Fund

Investment commentary (cont’d)

Equity market review

After rising during each of the six months that preceded the reporting period, stock prices declined during two of the six months covered by this report. However, U.S. equities generated strong results for the six months ended February 28, 2010 as a whole. During that period, the Index returned 9.32%.

After posting a 3.73% gain in September 2009, the Index fell 1.86% in October. However, the market’s step backward was short lived as it then gained 6.00% and 1.93% in November and December, respectively. The market’s ascent was the result of optimism regarding the economy and better-than-expected corporate profits. Stock prices then moved in fits and starts during the last two months of the reporting period. The Index fell 3.60% in January 2010 due to investor concerns regarding the sustainability of the economic recovery, whether Fed Chairman Bernanke would be confirmed for a second term and potential new regulations and taxes levied at the banking industry. Stock prices then bounced back in February, with the Index rising 3.10%. Relief that Bernanke was confirmed and the Fed’s repeated statements that it would keep short-term interest rates low buoyed the market toward the end of the reporting period.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns, with the Russell Midcap Indexvii returning 13.60% for the six-month reporting period. In contrast, the small-cap Russell 2000viii and the large-cap Russell 1000ix Indices rose 10.59% and 9.91%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 11.27% and 8.68%, respectively.

Performance review

For the six months ended February 28, 2010, Class A shares of Legg Mason ClearBridge Aggressive Growth Fund, excluding sales charges, returned 14.35%. The Fund’s unmanaged benchmark, the Russell 3000 Growth Index, returned 11.27% for the same period. The Lipper Multi-Cap Growth Funds Category Average1 returned 10.84% over the same time frame.

Performance Snapshot as of February 28, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason ClearBridge Aggressive Growth Fund:
Class A	14.35%
Class B	13.80%
Class C	14.01%
Class FI	14.36%
Class R	14.30%
Class I	14.60%
Class IS	14.66%
Russell 3000 Growth Index	11.27%
Lipper Multi-Cap Growth Funds Category Average	10.84%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated December 29, 2009, the gross total operating expense ratios for Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.35%, 2.31%, 1.93%, 1.30%, 1.42%, 0.88% and 0.75%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.30% for Class FI shares, 1.55% for Class R shares and 1.00% for Class I shares. In addition, the total annual operating expenses for Class IS shares are expected to be equal to or lower than those of Class I shares. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended February 28, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 471 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason ClearBridge Aggressive Growth Fund	V

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 26, 2010

RISKS: Keep in mind, the Fund may invest a significant portion of its assets in small- and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

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Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2010 and August 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2009 and held for the six months ended February 28, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	14.35%	$1,000.00	$1,143.50	1.29%	$6.86
Class B	13.80	1,000.00	1,138.00	2.26	11.98
Class C	14.01	1,000.00	1,140.10	1.91	10.13
Class FI	14.36	1,000.00	1,143.60	1.28	6.80
Class R	14.30	1,000.00	1,143.00	1.40	7.44
Class I	14.60	1,000.00	1,146.00	0.86	4.58
Class IS	14.66	1,000.00	1,146.60	0.75	3.99

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.40	1.29%	$6.46
Class B	5.00	1,000.00	1,013.59	2.26	11.28
Class C	5.00	1,000.00	1,015.32	1.91	9.54
Class FI	5.00	1,000.00	1,018.45	1.28	6.41
Class R	5.00	1,000.00	1,017.85	1.40	7.00
Class I	5.00	1,000.00	1,020.53	0.86	4.31
Class IS	5.00	1,000.00	1,021.08	0.75	3.76
[1]	For the six months ended February 28, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

February 28, 2010

Legg Mason ClearBridge Aggressive Growth Fund

Security	Shares	Value
Common Stocks — 100.1%
Consumer Discretionary — 16.3%
Internet & Catalog Retail — 1.0%
Liberty Media Holding Corp., Interactive Group, Series A Shares	4,000,000	$50,360,000	*
Media — 15.0%
Ascent Media Corp., Class A Shares	77,060	2,003,560	*
Cablevision Systems Corp., New York Group, Class A Shares	8,000,000	192,640,000
CBS Corp., Class B Shares	786,900	10,221,831
Comcast Corp., Class A Shares	1,895,600	31,163,664
Comcast Corp., Special Class A Shares	12,564,320	194,621,317
DIRECTV, Class A Shares	2,849,532	96,456,658	*
Discovery Communications Inc., Class A Shares	745,600	23,225,440	*
Discovery Communications Inc., Class C Shares	770,600	20,451,724	*
Liberty Global Inc., Series A Shares	699,831	18,811,457	*
Liberty Global Inc., Series C Shares	709,748	18,787,030	*
Liberty Media — Starz, Series A Shares	342,633	17,450,299	*
Liberty Media Holding Corp., Capital Group, Series A Shares	793,300	26,845,272	*
Madison Square Garden Inc., Class A Shares	2,001,825	39,035,587	*
Viacom Inc., Class B Shares	786,900	23,331,585	*
World Wrestling Entertainment Inc., Class A Shares	997,200	17,002,260
Total Media		732,047,684
Specialty Retail — 0.3%
Charming Shoppes Inc.	2,635,700	15,682,415	*
Total Consumer Discretionary		798,090,099
Energy — 20.0%
Energy Equipment & Services — 10.2%
Core Laboratories NV	1,099,410	136,359,822
National-Oilwell Varco Inc.	1,855,061	80,639,502
Weatherford International Ltd.	17,022,460	284,104,857	*
Total Energy Equipment & Services		501,104,181
Oil, Gas & Consumable Fuels — 9.8%
Anadarko Petroleum Corp.	6,846,445	480,141,188
Total Energy		981,245,369
Financials — 3.0%
Capital Markets — 0.7%
Cohen & Steers Inc.	1,348,400	29,341,184
Goldman Sachs Group Inc.	27,200	4,252,720
Total Capital Markets		33,593,904
Thrifts & Mortgage Finance — 2.3%
Astoria Financial Corp.	3,976,730	52,771,207
New York Community Bancorp Inc.	3,807,990	58,985,765
Total Thrifts & Mortgage Finance		111,756,972
Total Financials		145,350,876
Health Care — 37.0%
Biotechnology — 20.7%
Alkermes Inc.	1,055,800	12,099,468	*
Amgen Inc.	5,331,900	301,838,859	*
AP Pharma Inc.	135,875	254,086	*

See Notes to Financial Statements.

4	Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2010

Legg Mason ClearBridge Aggressive Growth Fund

Security	Shares	Value
Biotechnology — continued
Biogen Idec Inc.	6,139,750	$337,747,648	*
Genzyme Corp.	5,062,070	289,550,404	*
Isis Pharmaceuticals Inc.	952,000	8,415,680	*
Vertex Pharmaceuticals Inc.	1,644,640	66,788,830	*
Total Biotechnology		1,016,694,975
Health Care Equipment & Supplies — 3.0%
Covidien PLC	2,972,710	146,019,515
Health Care Providers & Services — 7.2%
UnitedHealth Group Inc.	10,452,500	353,921,650
Pharmaceuticals — 6.1%
Anesiva Inc.	1,077,376	48,482	*
BioMimetic Therapeutics Inc.	1,457,900	16,955,377	*†
Forest Laboratories Inc.	6,579,370	196,591,576	*
Teva Pharmaceutical Industries Ltd., ADR	697,670	41,867,177
Valeant Pharmaceuticals International	1,151,191	42,847,329	*
Total Pharmaceuticals		298,309,941
Total Health Care		1,814,946,081
Industrials — 8.1%
Aerospace & Defense — 3.4%
L-3 Communications Holdings Inc.	1,832,945	167,567,832
Construction & Engineering — 0.6%
Fluor Corp.	645,850	27,642,380
Industrial Conglomerates — 2.2%
Tyco International Ltd.	3,069,410	110,682,924
Machinery — 1.9%
Pall Corp.	2,310,580	91,198,593
Total Industrials		397,091,729
Information Technology — 14.4%
Communications Equipment — 1.1%
Arris Group Inc.	1,152,943	11,898,372	*
Nokia Oyj	611,972	8,250,871
Nokia Oyj, ADR	2,595,008	34,954,758
Total Communications Equipment		55,104,001
Computers & Peripherals — 4.0%
LaserCard Corp.	267,700	1,673,125	*
SanDisk Corp.	3,467,400	101,005,362	*
Seagate Technology	4,556,260	90,715,137	*
Total Computers & Peripherals		193,393,624
Electronic Equipment, Instruments & Components — 1.9%
Dolby Laboratories Inc., Class A Shares	250,000	13,317,500	*
Tyco Electronics Ltd.	3,150,250	80,740,907
Total Electronic Equipment, Instruments & Components		94,058,407
Semiconductors & Semiconductor Equipment — 5.8%
Broadcom Corp., Class A Shares	4,072,410	127,547,882
Cree Inc.	1,120,640	76,013,011	*
DSP Group Inc.	953,400	6,988,422	*

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report	5

Legg Mason ClearBridge Aggressive Growth Fund

Security			Shares	Value
Semiconductors & Semiconductor Equipment — continued
Intel Corp.			2,857,540	$58,665,296
Standard Microsystems Corp.			669,200	13,062,784	*
Total Semiconductors & Semiconductor Equipment				282,277,395
Software — 1.6%
Advent Software Inc.			961,720	38,776,550	*
Autodesk Inc.			1,494,900	41,677,812	*
Total Software				80,454,362
Total Information Technology				705,287,789
Materials — 1.3%
Metals & Mining — 1.3%
Freeport-McMoRan Copper & Gold Inc.			637,000	47,876,920
Nucor Corp.			400,000	16,560,000
Total Materials				64,436,920
Total Common Stocks (Cost — $2,900,934,411)				4,906,448,863

	Rate	Maturity Date	Face Amount
Corporate Bond & Note — 0.0%
Health Care — 0.0%
Anesiva Inc. (Cost — $252,305)	7.000%	4/28/10	$252,305	3	(a)(b)
Total Investments before Short-Term Investment (Cost — $2,901,186,716)				4,906,448,866
Short-Term Investment — 0.1%
Repurchase Agreement — 0.1%
Interest in $21,690,000 joint tri-party repurchase agreement dated 2/26/10 with Barclays Capital Inc.; Proceeds at maturity — $3,541,030; (Fully collateralized by U.S. government obligations, 3.875% due 7/15/10; Market value — $3,611,831) (Cost — $3,541,000)	0.100%	3/1/10	3,541,000	3,541,000
Total Investments — 100.2% (Cost — $2,904,727,716#)				4,909,989,866
Liabilities in Excess of Other Assets — (0.2)%				(11,232,498)
Total Net Assets — 100.0%				$4,898,757,368

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)	Illiquid security.

#	Aggregate cost for federal income tax purposes is substantially the same.

†	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At February 28, 2010, the total market value of Affiliated companies was $16,955,377, and the cost was $11,452,496.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

6	Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

February 28, 2010

Assets:
Investments, at value:
Affiliated companies (cost — $11,452,496)	$16,955,377
Non-affiliated companies (cost — $2,893,275,220)	4,893,034,489
Cash	737
Receivable for Fund shares sold	12,889,038
Dividends and interest receivable	2,156,756
Prepaid expenses	121,148
Total Assets	4,925,157,545

Liabilities:
Payable for Fund shares repurchased	17,994,424
Investment management fee payable	2,616,397
Distribution fees payable	1,640,194
Trustees’ fees payable	49,879
Accrued expenses	4,099,283
Total Liabilities	26,400,177
Total Net Assets	$4,898,757,368

Net Assets:
Par value (Note 7)	$545
Paid-in capital in excess of par value	3,162,943,280
Accumulated net investment loss	(16,401,270)
Accumulated net realized loss on investments	(253,047,337)
Net unrealized appreciation on investments	2,005,262,150
Total Net Assets	$4,898,757,368

Shares Outstanding:
Class A	28,554,386
Class B	8,994,494
Class C	9,607,915
Class FI	9,658
Class R	110,925
Class I	4,871,435
Class IS	2,304,717

Net Asset Value:
Class A (and redemption price)	$93.37
Class B*	$80.48
Class C*	$81.97
Class FI (and redemption price)	$93.76
Class R (and redemption price)	$93.13
Class I (and redemption price)	$98.88
Class IS (and redemption price)	$99.07
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$99.07

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended February 28, 2010

Investment Income:
Dividends:
Affiliated companies	$250,694
Non-affiliated companies	18,311,838
Interest	9,676
Less: Foreign taxes withheld	(85,510)
Total Investment Income	18,486,698

Expenses:
Investment management fee (Note 2)	16,867,751
Distribution fees (Notes 2 and 5)	10,735,580
Transfer agent fees (Note 5)	6,509,113
Trustees’ fees	200,891
Shareholder reports	184,402
Registration fees	73,103
Legal fees	61,037
Insurance	49,678
Audit and tax	35,612
Custody fees	16,585
Interest expense (Note 1)	4,024
Miscellaneous expenses	18,395
Total Expenses	34,756,171
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(325)
Net Expenses	34,755,846
Net Investment Loss	(16,269,148)

Realized and Unrealized Gain (loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	22,279,225	†
Change in Net Unrealized Appreciation/Depreciation From Investments	628,134,946
Net Gain on Investments	650,414,171
Increase in Net Assets from Operations	$634,145,023

†	Includes $8,589,123 of net realized gain on the sale of shares of affiliated companies.

See Notes to Financial Statements.

8	Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended February 28, 2010 (unaudited) and the Year Ended August 31, 2009	2010	2009

Operations:
Net investment loss	$(16,269,148)	$(27,543,064)
Net realized gain (loss)	22,279,225	(116,993,018)
Change in net unrealized appreciation/depreciation	628,134,946	(1,491,793,850)
Increase (Decrease) in Net Assets From Operations	634,145,023	(1,636,329,932)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	262,863,762	857,801,409
Cost of shares repurchased	(681,873,527)	(1,698,691,872)
Decrease in Net Assets From Fund Share Transactions	(419,009,765)	(840,890,463)
Increase (Decrease) in Net Assets	215,135,258	(2,477,220,395)

Net Assets:
Beginning of period	4,683,622,110	7,160,842,505
End of period*	$4,898,757,368	$4,683,622,110
* Includes accumulated net investment loss of:	$(16,401,270)	$(132,122)

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report	9

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares[1]	2010[2]	2009	2008	2007[3]	2006[3]	2005[3]

Net asset value, beginning of period	$81.65	$103.41	$115.36	$109.36	$101.83	$84.33

Income (loss) from operations:
Net investment loss	(0.22)	(0.31)	(0.58)	(0.69)	(0.64)	(0.63)
Net realized and unrealized gain (loss)	11.94	(21.45)	(11.37)	6.69	8.17	18.13
Total income (loss) from operations	11.72	(21.76)	(11.95)	6.00	7.53	17.50

Net asset value, end of period	$93.37	$81.65	$103.41	$115.36	$109.36	$101.83
Total return[4]	14.35%	(21.04)%	(10.36)%	5.49%	7.39%	20.75%

Net assets, end of period (millions)	$2,666	$2,415	$3,358	$4,354	$4,274	$3,677

Ratios to average net assets:
Gross expenses	1.29%[5]	1.34%	1.19%	1.15%[6]	1.13%	1.21%
Net expenses	1.29 [5,7]	1.34 [7]	1.19	1.15 [6,8]	1.13 [8]	1.21
Net investment loss	(0.50) [5]	(0.43)	(0.52)	(0.59)	(0.59)	(0.69)

Portfolio turnover rate	0%[9]	4%	1%	0%[9]	5%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.14%.

[7]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Amount represents less than 1%.

See Notes to Financial Statements.

10	Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class B Shares[1]	2010[2]	2009	2008	2007[3]	2006[3]	2005[3]

Net asset value, beginning of period	$70.72	$90.48	$101.76	$97.28	$91.33	$76.25

Income (loss) from operations:
Net investment loss	(0.55)	(0.87)	(1.32)	(1.47)	(1.36)	(1.23)
Net realized and unrealized gain (loss)	10.31	(18.89)	(9.96)	5.95	7.31	16.31
Total income (loss) from operations	9.76	(19.76)	(11.28)	4.48	5.95	15.08

Net asset value, end of period	$80.48	$70.72	$90.48	$101.76	$97.28	$91.33
Total return[4]	13.80%	(21.84)%	(11.09)%	4.61%	6.51%	19.78%

Net assets, end of period (millions)	$724	$752	$1,316	$1,955	$2,251	$2,326

Ratios to average net assets:
Gross expenses	2.26%[5]	2.30%	2.02%	1.99%[6]	1.95%	2.01%
Net expenses	2.26 [5,7]	2.30 [7]	2.02	1.98 [6,8]	1.95 [8]	2.01
Net investment loss	(1.48) [5]	(1.40)	(1.35)	(1.43)	(1.42)	(1.49)

Portfolio turnover rate	0%[9]	4%	1%	0%[9]	5%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.97%.

[7]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report	11

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class C Shares[1]	2010[2]	2009	2008	2007[3]	2006[3]	2005[3]

Net asset value, beginning of period	$71.90	$91.60	$102.81	$98.09	$91.94	$76.69

Income (loss) from operations:
Net investment loss	(0.43)	(0.63)	(1.12)	(1.29)	(1.21)	(1.17)
Net realized and unrealized gain (loss)	10.50	(19.07)	(10.09)	6.01	7.36	16.42
Total income (loss) from operations	10.07	(19.70)	(11.21)	4.72	6.15	15.25

Net asset value, end of period	$81.97	$71.90	$91.60	$102.81	$98.09	$91.94
Total return[4]	14.01%	(21.51)%	(10.90)%	4.81%	6.69%	19.89%

Net assets, end of period (millions)	$788	$773	$1,255	$1,798	$1,900	$1,782

Ratios to average net assets:
Gross expenses	1.91%[5]	1.91%	1.80%	1.80%[6]	1.80%	1.93%
Net expenses	1.91 [5,7]	1.91 [7]	1.80	1.80 [6,8]	1.78 [8]	1.93
Net investment loss	(1.12) [5]	(1.01)	(1.13)	(1.24)	(1.24)	(1.40)

Portfolio turnover rate	0%[9]	4%	1%	0%[9]	5%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.78%.

[7]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Amount represents less than 1%.

See Notes to Financial Statements.

12	Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class FI Shares[1]	2010[2]	2009	2008	2007[3]

Net asset value, beginning of period	$81.99	$103.70	$115.43	$119.97

Income (loss) from operations:
Net investment loss	(0.22)	(0.21)	(0.26)	(0.12)
Net realized and unrealized gain (loss)	11.99	(21.50)	(11.47)	(4.42)
Total income (loss) from operations	11.77	(21.71)	(11.73)	(4.54)

Net asset value, end of period	$93.76	$81.99	$103.70	$115.43
Total return[4]	14.36%	(20.94)%	(10.16)%	(3.78)%

Net assets, end of period (000s)	$906	$1,572	$2,886	$1,517

Ratios to average net assets:
Gross expenses	1.33%[5]	1.19%	0.97%	0.99%[5]
Net expenses	1.28 [5,6,7,8]	1.19 [8]	0.97	0.99 [5]
Net investment loss	(0.52) [5]	(0.29)	(0.24)	(0.29) [5]

Portfolio turnover rate	0%[9]	4%	1%	0%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2010 (unaudited).

[3]	For the period April 30, 2007 (inception date) to August 31, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As the result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.30%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[9]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class R Shares[1]	2010[2]	2009	2008	2007[3,4]

Net asset value, beginning of period	$81.48	$103.28	$115.30	$116.16

Income (loss) from operations:
Net investment loss	(0.26)	(0.36)	(0.62)	(0.52)
Net realized and unrealized gain (loss)	11.91	(21.44)	(11.40)	(0.34)
Total income (loss) from operations	11.65	(21.80)	(12.02)	(0.86)

Net asset value, end of period	$93.13	$81.48	$103.28	$115.30
Total return[5]	14.30%	(21.11)%	(10.43)%	(0.74)%

Net assets, end of period (000s)	$10,331	$9,431	$7,313	$2,895

Ratios to average net assets:
Gross expenses	1.40%[6]	1.42%	1.29%	1.23%[6,7]
Net expenses	1.40 [6,8,9]	1.42 [9]	1.29	1.23 [6,7]
Net investment loss	(0.61) [6]	(0.51)	(0.57)	(0.69) [6]

Portfolio turnover rate	0%[10]	4%	1%	0%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2010 (unaudited).

[3]	For the period December 28, 2006 (inception date) to August 31, 2007.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.23%.

[8]

As the result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.55%.

[9]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[10]	Amount represents less than 1%.

See Notes to Financial Statements.

14	Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2009	2008	2007[3]	2006[3]	2005[3]

Net asset value, beginning of period	$86.28	$108.79	$120.78	$114.00	$105.71	$87.18

Income (loss) from operations:
Net investment income (loss)	(0.04)	0.02	(0.04)	(0.20)	(0.19)	(0.25)
Net realized and unrealized gain (loss)	12.64	(22.53)	(11.95)	6.98	8.48	18.78
Total income (loss) from operations	12.60	(22.51)	(11.99)	6.78	8.29	18.53

Net asset value, end of period	$98.88	$86.28	$108.79	$120.78	$114.00	$105.71
Total return[4]	14.60%	(20.69)%	(9.93)%	5.95%	7.84%	21.25%

Net assets, end of period (millions)	$482	$521	$1,112	$1,212	$1,798	$1,564

Ratios to average net assets:
Gross expenses	0.86%[5]	0.88%	0.71%	0.72%[6]	0.71%	0.79%
Net expenses	0.86 [5,7,8]	0.88 [8]	0.71	0.72 [6,9]	0.70 [9]	0.79
Net investment income (loss)	(0.08) [5]	0.02	(0.04)	(0.16)	(0.17)	(0.27)

Portfolio turnover rate	0%[10]	4%	1%	0%[10]	5%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.71%.

[7]

As the result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00%.

[8]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class IS Shares[1]	2010[2]	2009	2008[3]

Net asset value, beginning of period	$86.40	$108.79	$104.42

Income (loss) from operations:
Net investment income	0.02	0.12	0.05
Net realized and unrealized gain (loss)	12.65	(22.51)	4.32
Total income (loss) from operations	12.67	(22.39)	4.37

Net asset value, end of period	$99.07	$ 86.40	$108.79
Total return[4]	14.66%	(20.58)%	4.18%

Net assets, end of period (000s)	$228,331	$212,121	$109,509

Ratios to average net assets:
Gross expenses	0.75%[5]	0.75%	0.72%[5]
Net expenses	0.75 [5,6,7]	0.75 [7]	0.72 [5]
Net investment income	0.04 [5]	0.16	0.62 [5]

Portfolio turnover rate	0%[8]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended February 28, 2010 (unaudited).

[3]	For the period August 4, 2008 (inception date) to August 31, 2008.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the total annual operating expenses for Class IS shares are expected to be equal or lower than those of Class I shares.

[7]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

16	Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason ClearBridge Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$4,906,448,863	—	—	$4,906,448,863
Corporate bond & note†	—	—	$3	3
Short-term investment†	—	$3,541,000	—	3,541,000
Total investments	$4,906,448,863	$3,541,000	$3	$4,909,989,866

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report	17

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of August 31, 2009	$252,305
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(252,302)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of February 28, 2010	3
Net unrealized appreciation (depreciation) for investments in securities still held at February 28, 2010	$(252,302)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility

18	Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank. Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class FI, Class R and Class I shares will not exceed 1.30%, 1.55% and 1.00%, respectively. In addition, total annual

Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report	19

operating expenses for Class IS shares are expected to be equal or lower than those of Class I shares. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the six months ended February 28, 2010, LMPFA reimbursed expenses to the Fund amounting to $325.

The manager is permitted to recapture amounts previously foregone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended February 28, 2010, LMIS and its affiliates received sales charges of approximately $338,000 on sales of the Fund’s Class A shares. In addition, for the six months ended February 28, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$3,000	$540,000	$23,000

Certain officers and Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended February 28, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,944,750
Sales	435,481,633

At February 28, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,283,603,720
Gross unrealized depreciation	(278,341,570)
Net unrealized appreciation	$2,005,262,150

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended February 28, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C, FI and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R

20	Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended February 28, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$3,135,434	$3,665,393
Class B	3,700,662	1,913,214
Class C	3,872,194	640,459
Class FI	1,926	2,576
Class R	25,364	7,744
Class I	—	275,172
Class IS	—	4,555
Total	$10,735,580	$6,509,113

For the six months ended February 28, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class FI	$325
Class R	—
Class I	—
Class IS	—
Total	$325

6. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the period ended February 28, 2010:

	Affiliate Value at 8/31/09	Purchased		Sold		Dividend Income	Affiliate Value at 2/28/10	Realized Gain/(Loss)
		Cost	Shares	Cost	Shares
BioMimetic Therapeutics Inc.	$17,159,483	—	—	—	—	—	$16,955,377	—
Core Laboratories NV†	110,843,513	—	—	$1,929,088	96,700	$250,694	136,359,822	$8,589,123
	$128,002,996	—	—	$1,929,088	—	$250,694	$153,315,199	$8,589,123

†	This security is no longer an affiliated company.

7. Shares of beneficial interest

At February 28, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended February 28, 2010		Year Ended August 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	1,960,676	$171,129,431	5,094,123	$358,739,261
Shares repurchased	(2,976,434)	(259,792,144)	(8,001,181)	(562,737,050)
Net decrease	(1,015,758)	$(88,662,713)	(2,907,058)	$(203,997,789)

Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report	21

	Six Months Ended February 28, 2010		Year Ended August 31, 2009
	Shares	Amount	Shares	Amount

Class B
Shares sold	327,680	$24,629,012	1,015,255	$61,787,520
Shares repurchased	(1,967,309)	(148,384,713)	(4,923,844)	(303,278,269)
Net decrease	(1,639,629)	$(123,755,701)	(3,908,589)	$(241,490,749)

Class C
Shares sold	278,456	$21,319,330	861,821	$53,538,450
Shares repurchased	(1,421,967)	(108,970,028)	(3,811,293)	(234,958,724)
Net decrease	(1,143,511)	$(87,650,698)	(2,949,472)	$(181,420,274)

Class FI
Shares sold	2,071	$182,495	8,648	$637,965
Shares repurchased	(11,590)	(1,038,147)	(17,306)	(1,157,113)
Net decrease	(9,519)	$(855,652)	(8,658)	$(519,148)

Class R
Shares sold	16,457	$1,426,106	80,758	$5,655,504
Shares repurchased	(21,275)	(1,867,291)	(35,822)	(2,483,564)
Net increase (decrease)	(4,818)	$(441,185)	44,936	$3,171,940

Class I
Shares sold	327,011	$30,395,195	1,608,021	$118,111,298
Shares repurchased	(1,494,824)	(133,582,966)	(5,788,073)	(485,618,086)
Net decrease	(1,167,813)	$(103,187,771)	(4,180,052)	$(367,506,788)

Class IS
Shares sold	149,470	$13,782,193	2,682,904	$259,331,411
Shares repurchased	(299,754)	(28,238,238)	(1,234,481)	(108,459,066)
Net increase (decrease)	(150,284)	$(14,456,045)	1,448,423	$150,872,345

8. Capital loss carryforward

As of August 31, 2009, the Fund had a net capital loss carryforward of approximately $236,275,983, of which $1,117,565 expires in 2011, $84,758 expires in 2014, $2,150,651 expires in 2015, $110,800,428 expires in 2016 and $122,122,581 expires in 2017. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the

22	Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or subtransfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

Legg Mason ClearBridge Aggressive Growth Fund 2010 Semi-Annual Report	23

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM based on the May 31, 2005 settlement order issued against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

24	Legg Mason ClearBridge Aggressive Growth Fund

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business

Legg Mason ClearBridge Aggressive Growth Fund	25

plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional multi-cap growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed below the median for the one-, three- and five-year periods, but performed better than the median for the ten-year period. The Board noted that the Fund’s ten-year performance was in the first quintile for funds in the Performance Universe. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during certain periods under review. The Trustees noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Trustees also noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s long-term performance and management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

26	Legg Mason ClearBridge Aggressive Growth Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 11 retail front-end load multi-cap growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load multi-cap growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group and slightly lower than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was slightly higher than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale, taking into consideration other efficiencies that might accrue as the Fund’s assets increase. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Legg Mason ClearBridge Aggressive Growth Fund	27

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason ClearBridge

Aggressive Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.*

R. Jay Gerken, CFA

Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason ClearBridge Aggressive Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

Legg Mason Clearbridge Aggressive Growth Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Aggressive Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02208 4/10 SR10-1064

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	April 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	April 27, 2010

By:	/s/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	April 27, 2010